Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of August 7, 2023, by and between Fiserv, Inc., a Wisconsin corporation (the “Company”), and ValueAct Capital Master Fund, L.P. (the “Selling Shareholder”).

WHEREAS, the Selling Shareholder beneficially owns an aggregate of 11,647,776 shares of the Company’s outstanding common stock, par value $0.01 per share (the “Common Stock”); and

WHEREAS, the Selling Shareholder desires to sell to the Company, and the Company desires to purchase from the Selling Shareholder, an aggregate of 4,098,935 shares of Common Stock (the “Shares”) at a price of $121.9829 per Share, for an aggregate price of $499,999,978.21 for the Shares (such aggregate purchase price, the “Purchase Price”), upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1. Share Purchase.

(a) Purchase and Sale. On the date of the Closing (as defined below), upon the terms and subject to the conditions of this Agreement, the Company hereby agrees to purchase from the Selling Shareholder, and the Selling Shareholder hereby agrees to sell, convey, assign, transfer and deliver, or cause to be delivered, to the Company, the Shares for the Purchase Price, free and clear of any and all mortgages, pledges, encumbrances, liens, security interests, options, charges, claims, deeds of trust, deeds to secure debt, title retention agreements, rights of first refusal or offer, limitations on voting rights, proxies, voting agreements, limitations on transfer or other agreements or claims of any kind or nature whatsoever (collectively, “Liens”).

(b) Closing. Subject to the terms and conditions of this Agreement and the delivery of the deliverables contemplated by Section 1(c), the closing of the sale of the Shares contemplated hereby (the “Closing”) will take place on August 8, 2023 at a time and place mutually agreed by the parties hereto.

(c) Closing Deliveries and Actions.

(i) At the Closing, the Selling Shareholder shall arrange for an appropriate electronic transfer (including through Deposit and Withdrawal at Custodian) of the Shares to an account of the Company at its transfer agent, EQ Shareowner Services, sufficient to convey to the Company good, valid and marketable title in and to the Shares, free and clear of any and all Liens.

(ii) At the Closing, the Company shall deliver to the Selling Shareholder by wire transfer to the account to be designated by the Selling Shareholder immediately available funds in U.S. dollars in an amount equal to the Purchase Price.

(d) Conditions of the Selling Shareholder’s Obligations at Closing. The obligation of the Selling Shareholder to sell the Shares is subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(i) The representations and warranties contained in Section 3 shall be true and correct in all respects as of the Closing.

(ii) The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Closing.

(iii) There shall be no pending suit, action or proceeding by any federal, state, local or foreign court, administrative agency or governmental or regulatory authority or body (each, an “Authority”) to which the Company or any of its properties is subject, seeking to challenge, restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement.

(e) Conditions of the Company’s Obligations at Closing. The obligation of the Company to purchase the Shares is subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(i) The representations and warranties contained in Section 2 shall be true and correct in all respects as of the Closing.

(ii) The Selling Shareholder shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Selling Shareholder on or before the Closing.

(iii) There shall be no pending suit, action or proceeding by any Authority to which the Company or any of its properties is subject, seeking to challenge, restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement.

2. Representations of the Company. The Company represents and warrants to the Selling Shareholder that, as of the date hereof and at the Closing:

(a) The Company is duly organized, validly existing and in good standing under the laws of the State of Wisconsin.

(b) The Company has the full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(c) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings may be brought.

(d) The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (i) does not require the consent, approval, authorization, order, registration or qualification of, or (except for filings pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) filing with, any Authority having jurisdiction over the Company; and (ii) does not and will not constitute or result in a breach of, or violation or default under, any note, bond, mortgage, deed, indenture, lien, instrument, contract, agreement, lease or license to which the Company is a party, the Company’s organizational documents, or any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any Authority applicable to the Company, except in each case in this clause (ii) as would not materially adversely affect the ability of the Company to consummate the transactions contemplated by this Agreement.

3. Representations of the Selling Shareholder. The Selling Shareholder represents and warrants to the Company that, as of the date hereof and at the Closing:

(a) The Selling Shareholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b) The Selling Shareholder has the full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(c) This Agreement has been duly and validly authorized, executed and delivered by the Selling Shareholder, and constitutes a legal, valid and binding obligation of the Selling Shareholder, enforceable in accordance with its terms, except to the extent that (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings may be brought.

(d) The execution and delivery of this Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby (i) do not require the consent, approval, authorization, order, registration or qualification of, or (except for filings pursuant to Section 16 under the Exchange Act) filing with, any Authority having jurisdiction over the Selling Shareholder; and (ii) do not and will not constitute or result in a breach of, or violation or default under, any note, bond, mortgage, deed, indenture, lien, instrument, contract, agreement, lease or license to which the Selling Shareholder is a party, the Selling Shareholder’s organizational documents, or any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any Authority applicable to the Selling Shareholder, except in each case of this clause (ii) as would not materially adversely affect the ability of the Selling Shareholder to consummate the transactions contemplated by this Agreement.

(e) The transfer of Shares made by the Selling Shareholder at the Closing will be valid and binding obligations of the Selling Shareholder, enforceable in accordance with their respective terms, and vest in the Company good, valid and marketable title to all Shares purchased by the Company, free and clear of any and all Liens.

(f) The Selling Shareholder is a sophisticated investor and knows that the Company may have material non-public information concerning the Company and its condition (financial and otherwise), results of operations, businesses, properties, plans and prospects and that such information could be material to the Selling Shareholder’s decision to sell the Shares or otherwise materially adverse to the Selling Shareholder’s interests. The Selling Shareholder acknowledges and agrees that the Company shall have no obligation to disclose to it any such information and hereby waives and releases, to the fullest extent permitted by applicable law, any and all claims and causes of action it has or may have against Company and its affiliates, officers, directors, employees, agents and representatives based upon, relating to or arising out of nondisclosure of such information or the sale of the Shares hereunder.

(g) The Selling Shareholder has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of the Shares and has, independently and without reliance upon the Company, made its own analysis and decision to sell the Shares. With respect to legal, tax, accounting, financial and other considerations involved in the transactions contemplated by this Agreement, including the sale of the Shares, the Selling Shareholder is not relying on the Company (or any agent or representative thereof). The Selling Shareholder has carefully considered and, to the extent it believes such discussion is necessary, discussed with professional legal, tax, accounting, financial and other advisors the suitability of the transactions contemplated by this Agreement, including the sale of the Shares.

4. Notices. All notices, requests, claims, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail (return receipt requested and postage prepaid), sent via a nationally recognized overnight courier, or sent via email (receipt of which is confirmed) to the recipient. Such notices, demands and other communications shall be sent as follows:

If to the Selling Shareholder:

ValueAct Capital Master Fund, L.P.

One Letterman Drive, Building D, Fourth Floor

San Francisco, California 94129

Attention: Jason B. Breeding, General Counsel

Email: [***]

If to the Company:

Fiserv, Inc.

255 Fiserv Drive

Brookfield, WI 53045

Attention: Robert W. Hau, Chief Financial Officer

Email: [***]

with a copy to (which shall not constitute notice):

Fiserv, Inc.

255 Fiserv Drive

Brookfield, WI 53045

Attention: Eric C. Nelson, General Counsel and Secretary

Email: [***]

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

5. Miscellaneous.

(a) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by either party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby until the expiration of the applicable statute of limitations.

(b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

(c) Complete Agreement. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Selling Shareholder with respect to the subject matter hereof.

(d) Counterparts. This Agreement may be executed by any one or more of the parties hereto in counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement, and any and all agreements and instruments executed and delivered in accordance herewith, to the extent signed and delivered by means of facsimile or other electronic format or signature (including email, “pdf,” “tif,” “jpg,” DocuSign and Adobe Sign), shall be treated in all manner and respects and for all purposes as an original signature and an original agreement or instrument and shall be considered to have the same legal effect, validity and enforceability as if it were the original signed version thereof delivered in person.

(e) Further Assurances. Subject to the other terms of this Agreement, the parties hereto agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be reasonably appropriate or necessary, from time to time, to effectuate the transactions contemplated by this Agreement.

(f) Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by either party without the prior written consent of the other party. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Selling Shareholder and the Company and their respective successors and assigns.

(g) No Third Party Beneficiaries or Other Rights. This Agreement is for the sole benefit of the parties and their successors and permitted assigns and nothing herein express or implied shall give or shall be construed to confer any legal or equitable rights or remedies to any person other than the parties to this Agreement and such successors and permitted assigns.

(h) Governing Law. This Agreement and any matters related to the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereof.

(i) Waiver of Jury Trial. The Company and the Selling Shareholder each hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(j) Mutuality of Drafting. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties, and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any provision of the Agreement.

(k) Remedies. Each of the parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that either party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance or other injunctive relief in order to enforce, or prevent any violations of, the provisions of this Agreement.

(l) Amendment and Waiver. No modification of or amendment to this Agreement shall be effective unless in a writing signed by the parties to this Agreement, and no waiver of any rights under this Agreement shall be effective unless in a writing signed by the waiving party.

(m) Expenses. Each of the Company and the Selling Shareholder shall bear its own costs and expenses in connection with the drafting, negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the date first written above.

COMPANY:

FISERV, INC.

By:	/s/ Bob Hau
Name:	Bob Hau
Title:	CFO

SELLING SHAREHOLDER:

VALUEACT CAPITAL MASTER FUND, L.P., by VA Partners I, LLC, its General Partner

By:	/s/ Chris Allen
Name:	Chris Allen
Title:	CFO

[Signature Page to Stock Purchase Agreement]